   NUMBER                            BLAZE                                SHARES
   BLZ                             SOFTWARE
COMMON STOCK
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                       SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                       STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                         PRIVILEGES AND RESTRICTIONS OF SHARES

THIS CERTIFIES THAT                                         CUSIP 09347T   10  9



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
                                   SHARE OF
                             BLAZE SOFTWARE, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:


          /s/ Gary Shroyer                       /s/ Thomas F. Kelly

          CHIEF FINANCIAL OFFICER                PRESIDENT AND CHIEF EXECUTIVE
          AND SECRETARY                          OFFICER


                             BLAZE SOFTWARE, INC.
                                   CORPORATE
                                    [SEAL]
                                 DEC. 30, 1999
                                   DELAWARE

                          COUNTERSIGNED AND REGISTERED:
                                    NORWEST BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                          BY



                                                            AUTHORIZED SIGNATURE

                              BLAZE SOFTWARE, INC

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --  as tenants in common                            UNIF GIFT MIN -                Custodian
TEN ENT   --  as tenants by the entireties                                    --------------          --------------
JT TEN    --  as joint tenants with right of                                  (Cust)                  (Minor)
              survivorship and not as tenants                                 under Uniform Gifts to Minors
              in common                                                       Act
                                                                              ------------------------------------
                                                                                            (State)
                                                           UNIF TRF MIN ACT -                Custodian (Until age       )
                                                                              ---------------                    -------
                                                                                (Cust)

                                                                                             under/Uniform Transfers
                                                                               --------------
                                                                                (Minor)
                                                                              to Minors Act
                                                                                           ---------------------------
                                                                                                     (State)

   Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------

----------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby
-------------------------------------------------------------------------------
irrevocably constitute and appoint
                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with

-------------------------------------------------------------------------------
full power of substitution in the premises.

Dated
     ---------------------------


                                         --------------------------------------
                                         THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE EVERY PARTICULAR, WITHOUT
                                         ALTERATION OR ENLARGEMENT OR ANY
                                         CHANGE WHATEVER.


Signature(s) Guaranteed


By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.